EXHIBIT 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the Merger Agreement between Fuse, the Company, Merger Sub, and the Representative, solely in his capacity as the representative of the Fuse members. Immediately prior to the consummation of the Merger, the Company shall change its name to Fuse Medical, Inc. (“FMI”). In the Merger, Merger Sub shall be merged with and into Fuse, and Fuse, as the surviving corporation, shall become a wholly-owned subsidiary of FMI.

Immediately prior to the closing of the Merger, FMI shall complete a 1-for-14.62 Reverse Stock Split whereby each 14.62 issued and outstanding shares of FMI common stock, par value of $0.01 per share, shall be converted into 1 share of FMI (leaving 400,013 common shares). Upon closing of the Merger, all of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the effective time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of FMI common stock (on a post-Reverse Stock Split basis), representing 90% of FMI’s issued and outstanding common stock after giving effect to the Merger.

The Merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the Holders will have effective control of FMI through the Holders’ 90% fully diluted stockholder interest in the combined entity. In addition, Fuse will have control of the combined entity through control of a substantial proportion of the Board by designating five of the six board seats. Additionally, all of Fuse’s senior executive positions will continue on as management of the combined entity after consummation of the Merger. For accounting purposes, Fuse will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of FMI. Accordingly, Fuse’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and the Company’s assets, liabilities and results of operations will be consolidated with Fuse effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma combined balance sheet as of February 28, 2014 and the unaudited combined statements of operations for the year ended August 31, 2013 and for the six months ended February 28, 2014 presented herein gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on FMI, and are factually supportable, as summarized in the accompanying notes. In a reverse recapitalization, for purposes of the pro forma combined financial statements, the activities of FMI (the shell company) are presumed to cease as of the date of the Merger. Accordingly, the statements of operations for FMI have been omitted from the pro forma combined statements of operations.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Fuse and FMI been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical combined financial statements of Fuse included herein and the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended August 31, 2013 and its Quarterly Report on Form 10-Q for the six months ended February 28, 2014.

FUSE MEDICAL, INC.
PRO FORMA COMBINED BALANCE SHEET
FEBRUARY 28, 2014
(Unaudited)

		Fuse
		Medical,
		Inc.
		F/K/A
	Fuse	Golf
	Medical,	Rounds.com,
	LLC	Inc.	Adj	Pro Forma	Pro Forma
	(Historical)	(Historical)	#	Adjustments	Combined
Assets
Current assets:
Cash and cash equivalents	$524,891	$6,551		$-	$531,442
Accounts receivable	114,753	-		-	114,753
Inventories	284,683	-		-	284,683
Notes receivable	95,000	-	A	(95,000)	-
Prepaid expenses and other receivables	3,320	18,673	A	(831)	21,162
Other receivables - related parties	45,432	-		-	45,432
Total current assets	1,068,079	25,224		(95,831)	997,472

Property and equipment, net	37,004	-		-	37,004
Security deposit	2,489	-		-	2,489
Total assets	$1,107,572	$25,224		$(95,831)	$1,036,965

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$201,419	$18,545		$-	$219,964
Accounts payable - related parties	25,431	-		-	25,431
Accrued expenses	5,091	852	A	(831)	5,112
Line of credit	100,000	-		-	100,000
Notes payable, current portion	-	95,000	A	(95,000)	-
Total current liabilities	331,941	114,397		(95,831)	350,507

Notes payable	247,801	17,250		-	265,051
Notes payable - related parties	501,336	-		-	501,336
Total liabilities	1,081,078	131,647		(95,831)	1,116,894

Stockholders’ equity (deficit):
Common stock	-	58,481	B	(54,481)	40,000
			C	36,000
Additional paid-in capital	-	3,270,942	B	54,481	(13,506)
			C	(36,000)
			D	(3,435,846)
			E	106,423
			F	26,494
Members' equity (Accumulated deficit)	26,494	(3,435,846)	D	3,435,846	(106,423)
			E	(106,423)
			F	(26,494)
Total stockholders’ equity (deficit)	26,494	(106,423)		-	(79,929)

Total liabilities and stockholders’ equity (deficit)	$1,107,572	$25,224		$(95,831)	$1,036,965

See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2013
(Unaudited)

	Fuse
	Medical,
	LLC	Adj	Pro Forma	Pro Forma
	(Historical)	#	Adjustments	Combined

Revenues:
Product revenues	$979,539		$-	$979,539
Consulting revenues	79,800		-	79,800
Total revenues	1,059,339		-	1,059,339

Cost of revenues	203,532		-	203,532

Gross profit	855,807		-	855,807

Operating expenses:
General, adminstrative and other	419,752		-	419,752
Total operating expenses	419,752		-	419,752

Operating income (loss)	436,055		-	436,055

Other income (expense):
Interest expense	(669)		-	(669)
Total other expense	(669)		-	(669)

Income (loss) before income taxes	435,386		-	435,386

Income tax expense (benefit)	-	G	148,031	148,031

Net income (loss)	$435,386		$(148,031)	$287,355

Loss per share:
Basic and diluted (H)				$0.07

Weighted average number of common shares outstanding:
Basic and diluted (H)				3,860,248

See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2014
(Unaudited)

	Fuse
	Medical,
	LLC	Adj	Pro Forma	Pro Forma
	(Historical)	#	Adjustments	Combined

Revenues:
Product revenues	$361,052		$-	$361,052
Consulting revenues	26,600			26,600
Total revenues	387,652		-	387,652

Cost of revenues	122,457		-	122,457

Gross profit	265,195		-	265,195

Operating expenses:
General, adminstrative and other	426,623		-	426,623
Total operating expenses	426,623		-	426,623

Operating loss	(161,428)		-	(161,428)

Other income (expense):
Interest income	831	A	(831)	-
Interest expense	(5,724)			(5,724)
Total other expense	(4,893)		(831)	(5,724)

Loss before income taxes	(166,321)		(831)	(167,152)

Income tax expense (benefit)	-		-	-

Net loss	$(166,321)		$(831)	$(167,152)

Loss per share:
Basic and diluted (H)				$(0.04)

Weighted average number of common shares outstanding:
Basic and diluted (H)				4,001,280

See Notes and Assumptions to Unaudited Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
NOTES AND ASSUMPTIONS TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(Unaudited)

(A)	To eliminate intercompany promissory notes receivable/payable, accrued interest receivable/payable, and interest income/expense amounts.

(B)
Immediately prior to the closing of the Merger, FMI shall complete a 1-for-14.62 reverse split whereby each 14.62 issued and outstanding shares of FMI common stock, par value of $0.01 per share, shall be converted into 1 share of FMI (leaving 400,013 common shares).

(C)
Upon closing of the Merger, all of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the Effective Time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of FMI common stock.

(D)	To eliminate the accumulated deficit of FMI (the accounting acquiree).

(E)	To record the net liabilities acquired from FMI (the accounting acquiree).

(F)	To reclassify the undistributed earnings of Fuse to additional paid-in capital upon its transition from a nontaxable entity to a taxable entity as a result of the closing of the Merger.

(G)	To reflect federal income taxes of Fuse as if it was a corporation.

(H)
Pro forma basic and diluted loss per common share is based on the weighted average number of common shares which would have been outstanding during the period if the recapitalization had occurred at September 1, 2012, and reflects the exchange of the units of Fuse for common stock of FMI.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after February 28, 2014 by both FML and FMI to consummate the Reverse Merger, except as noted above. Merger costs include debt assumed from legal acquirer, fees payable for investment banking services, legal fees and accounting fees. Such costs will be expensed as incurred.